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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) August 5, 1996



                             Vanguard Airlines, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                    0-27034                        48-1149290
- ---------------                ---------                    ----------------
(State or other               (Commission                   (I.R.S. Employer
 jurisdiction of              File Number)                 Identification No.)
 incorporation)


    30 N.W. Rome Circle, Mezzanine Level, Kansas City International Airport,
                           Kansas City, Missouri 64153
- --------------------------------------------------------------------------------
           (Address of principal executive offices including zip code)



        Registrant's telephone number, including area code (816) 243-2100




                                                                     Page 1 of 4
                                                               Exhibit at Page 4

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ITEM 5.   OTHER EVENTS.


          On August 5, 1996, the Company issued a press release announcing its intention to make a public offering of convertible preferred stock, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


          (c)  EXHIBITS.

               99.1 Press release dated August 5, 1996.

                                       2.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Kansas City, State of Missouri, on August 5, 1996.


                                   VANGUARD AIRLINES, INC.




                                   By   /s/ Robert J. McAdoo
                                      -----------------------------------------
                                        Robert J. McAdoo
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                                       3.

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                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS


Exhibit                                                Sequential
Numbers                       Description              Page Number
- -------                       -----------              -----------

99.1                          Press release dated
                              August 5, 1996